EXHIBIT 10.1(b)

AMENDED AND RESTATED LETTER AGREEMENT NO. 1

May 10, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Ladies and Gentlemen:

Delta Air Lines, Inc. (“Buyer”) and Airbus S.A.S. (“Seller”), have entered into the Airbus A321 Aircraft and A330 Aircraft Purchase Agreement, dated as of September 3, 2013, as amended, modified or supplemented from time to time (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of one hundred twelve (112) firmly ordered A321 Aircraft, [***] and ten (10) firmly ordered A330 Aircraft.

This amended and restated Letter Agreement No. 1 (hereinafter referred to as the “Letter Agreement No. 1”), dated as of May 10, 2017, cancels and replaces the amended and restated Letter Agreement No. 1 entered into between the Buyer and the Seller on April 29, 2016.

Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 1 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 1.

Both parties agree that this Letter Agreement No. 1 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 1 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 1 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 1 shall govern.

1	CREDIT MEMORANDA

1.1	A321 Aircraft

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1.1.1	In respect of each A321 Aircraft, the Seller shall provide to the Buyer the following [***]:

(i)	[***]

(ii)	[***]

(iii)	[***],

(iv)	[***]

(v)	[***]

(vi)	[***]

(vii)	[***]

(viii)	[***]

(ix)	[***]

(x)	[***]

(xi)	[***]

(xii)	[***]

(xiii)	[***]
and

(xiv)	[***]

1.1.2	The A321 Aircraft [***].

1.1.3	The A321 Aircraft [***].

1.2	[***]

[***]

1.3	[***]

1.3.1	[***]

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1.3.2	[***]

1.4	[***]

1.4.1	[***]

1.4.2	[***]

1.4.3	[***]

1.4.4	[***]

1.4.4.1	[***]

1.4.4.2	[***]

1.4.4.3	[***]

1.4.4.4	[***]

1.4.4.5	[***]

1.5	[***]

1.5.1	[***]

[***]

1.5.2	[***]

(i)	[***]

a)	[***] and

b)	[***]

(ii)	[***]

1.5.3	[***]

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1.5.4	[***]

(ii)	[***]

(ii)	[***]

[***]

1.5.5	[***]

1.5.6	[***]

1.5.7	[***]

1.5.8	[***]

1.6	A330 Aircraft

1.6.1	In respect of each A330 Aircraft, [***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

(v)	[***]

(vi)	[***]

1.6.2	[***]

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PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

1.6.3	[***]

1.6.4	[***]

1.7	[***]

1.7.1	[***]

1.7.2	[***]

1.7.3	[***]

2	[***]

2.1	A321 Aircraft

2.1.1	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

2.1.2	[***]

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PRIVILEGED AND CONFIDENTIAL
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(a)	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

(b)	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

2.2	A330 Aircraft

2.2.1	[***]

(a)	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

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PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

(b)	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

2.2.2	[***]

(a)	[***]

(b)	[***]

(c)	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

3	[***]

3.1	[***]

3.2	[***]

3.3	[***]

4	ASSIGNMENT

This Letter Agreement No. 1 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

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PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

5	CONFIDENTIALITY

This Letter Agreement No. 1 is subject to the terms and conditions of Clause 22.7 of the Agreement.

6	COUNTERPARTS

This Letter Agreement No. 1 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Title: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Title:    Senior Vice President

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PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

AMENDED AND RESTATED LETTER AGREEMENT NO. 2

May 10, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Ladies and Gentlemen:

Delta Air Lines, Inc. (“Buyer”) and Airbus S.A.S. (“Seller”), have entered into the Airbus A321 Aircraft and A330 Aircraft Purchase Agreement, dated as of September 3, 2013, as amended, modified or supplemented from time to time (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of one hundred twelve (112) firmly ordered A321 Aircraft, [***] and ten (10) firmly ordered A330 Aircraft.

This amended and restated Letter Agreement No. 2 (hereinafter referred to as the “Letter Agreement No. 2”), dated as of May 10, 2017, , cancels and replaces the amended and restated Letter Agreement No. 2 entered into between the Buyer and the Seller on April 29, 2016.

Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 2 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 2.

Both parties agree that this Letter Agreement No. 2 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 2 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 2 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 2 shall govern.

1	[***]

Clauses 5.2.1, 5.2.2 and 5.2.3 of the Agreement are deleted in their entirety and replaced with the following:

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5.2.1	[***]

5.2.2	INTENTIONALLY LEFT BLANK

5.2.3    [***]

5.2.3.1	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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5.2.3.2	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

5.2.3.3	[***]

5.2.3.4	[***]

2	[***]

2.1	[***]

[***]

2.2	[***]

2.2.1	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

[***]

2.2.2	[***]

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PRIVILEGED AND CONFIDENTIAL
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2.2.3	[***]

3	ASSIGNMENT

This Letter Agreement No. 2 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

4	CONFIDENTIALITY

This Letter Agreement No. 2 is subject to the terms and conditions of Clause 22.7 of the Agreement.

5	COUNTERPARTS

This Letter Agreement No. 2 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Title: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/Gregory A. May
Title: Senior Vice President

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PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

AMENDED AND RESTATED LETTER AGREEMENT NO. 8

May 10, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Ladies and Gentlemen:

Delta Air Lines, Inc. (“Buyer”) and Airbus S.A.S. (“Seller”), have entered into the Airbus A321 Aircraft and A330 Aircraft Purchase Agreement, dated as of September 3, 2013, as amended, modified or supplemented from time to time (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of one-hundred twelve (112) firmly ordered A321 Aircraft, [***] and ten (10) firmly ordered A330 Aircraft.

This amended and restated Letter Agreement No. 8 (hereinafter referred to as the “Letter Agreement No. 8”), dated as of the date hereof, cancels and replaces the amended and restated Letter Agreement No. 8 entered into between the Buyer and the Seller on April 29, 2016.

Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 8 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 8.

Both parties agree that this Letter Agreement No. 8 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 8 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 8 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 8 shall govern.

1	WARRANTIES

1.1	Warranties and Service Life Policy

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PRIVILEGED AND CONFIDENTIAL    LA 8-1
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1.1.1	Standard Warranty

Subclause 12.1.3 of the Agreement is deleted in its entirety and replaced with the following:

[***]

[***]

1.1.2    Seller Service Life Policy

Subclauses 12.2.2 and 12.2.3 of the Agreement are deleted in their entirety and replaced with the following:

“12.2.2        Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within [***] after the delivery of said Aircraft to the Buyer, the Seller shall, at its own discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation in the cost as hereinafter provided, either:

(i)
design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts unless a part of an Item), or

(ii)	replace such Item.

12.2.3    Seller’s Participation in the Cost

Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer at the Seller’s current sales price therefor, less the Seller’s financial participation, which shall be determined in accordance with the following formula:

[***]

1.1.3	[***]

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PRIVILEGED AND CONFIDENTIAL    LA 8-2
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[***]

1.1.4	[***]

[***]

1.1.5	[***]

[***]

[***]

[***]

[***]

[***]

2	TECHNICAL PUBLICATIONS

Clause 14.6 of the Agreement is deleted in its entirety and replaced with the following:

“14.6    Revision Service

[***]

[***]

[***]

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[***]

Thereafter revision service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

[***]

3	[***]

3.1	[***]

[***]

3.2	Appendix A to Clause 16 of the Agreement is deleted in its entirety and replaced with the following text:

[***]

4	[***]

4.1	[***]

4.1.1	[***]

4.1.2	[***]

4.1.3	[***]

4.2	[***]

4.2.1	[***]

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4.2.2	[***]

4.2.3	[***]

4.3	[***]

4.3.1	[***]

4.3.2	[***]

4.3.3	[***]

4.4	[***]

4.4.1	[***]

4.4.2	[***]

4.5	[***]

[***]

(i)	[***]

(ii)	[***]

[***]

4.6	[***]

4.6.1	[***]

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PRIVILEGED AND CONFIDENTIAL    LA 8-5
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4.6.2	[***]

4.6.3	[***]

4.7	[***]

4.7.1	[***]

4.7.2	[***]

5	[***]

[***]

(i)	[***]

(ii)	[***]

(i)

(iii)	[***]

6	[***]

[***]

7	ASSIGNMENT

This Letter Agreement No. 8 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

8	CONFIDENTIALITY

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PRIVILEGED AND CONFIDENTIAL    LA 8-6
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

This Letter Agreement No. 8 is subject to the terms and conditions of Clause 22.7 of the Agreement.

9	COUNTERPARTS

This Letter Agreement No. 8 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1301535_LA 8_TO_AMD 9_DAL_A321_A330_EXECUTION
PRIVILEGED AND CONFIDENTIAL    LA 8-7
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/Christophe Mourey
Title: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Title:    Senior Vice President

CT1301535_LA 8_TO_AMD 9_DAL_A321_A330_EXECUTION
PRIVILEGED AND CONFIDENTIAL    LA 8-8
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

AMENDED AND RESTATED LETTER AGREEMENT NO. 10

May 10, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: MISCELLANEOUS

Ladies and Gentlemen:

Delta Air Lines, Inc. (“Buyer”) and Airbus S.A.S. (“Seller”), have entered into the Airbus A321 Aircraft and A330 Aircraft Purchase Agreement, dated as of September 3, 2013 as amended, modified or supplemented from time to time (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of one hundred twelve (112) firmly ordered A321 Aircraft, [***] and ten (10) firmly ordered A330 Aircraft.

This amended and restated Letter Agreement No. 10 (hereinafter referred to as the “Letter Agreement No. 10”), dated as of the date hereof, cancels and replaces the amended and restated Letter Agreement No. 10 entered into between the Buyer and the Seller on April 29, 2016.

Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 10 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 10.

Both parties agree that this Letter Agreement No. 10 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 10 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 10 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 10 shall govern.

1	[***]

[***]

2	[***]

2.1	[***]

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PRIVILEGED AND CONFIDENTIAL        LA 10-1
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2.2	[***]

(i)	[***]

(ii)	[***]

2.3	[***]

(i)    Subclauses [***] of the Agreement shall be deemed to read:

(6)	[***]

(9)	[***]

and

(ii)	[***]

2.4
The above commitments from the Seller are subject to the Buyer not being in default under [***] or the Agreement. Further, it is agreed and understood by the parties that any amounts that adjust in accordance with the Airframe Price Revision Formula or the Propulsion System Price Revision Formula shall be adjusted to the actual month and year of Delivery of such Undelivered Aircraft.

3	CLAUSE 0 – DEFINITIONS

3.1	Clause 0 of the Agreement is amended to delete the following defined term and replace it as follows:

“Development Changes – as defined in Subclause 2.2.3.”

3.2	Clause 0 of the Agreement is amended to add the following defined terms:

[***]

[***]

4	CLAUSE 2 – SPECIFICATION

Subclause 2.2 of the Agreement is deleted in its entirety and replaced with Subclause 2.2 attached hereto as Appendix 1.

CT1301535_LA 10_TO_AMD 9_DAL_A321_A330_EXECUTION
PRIVILEGED AND CONFIDENTIAL        LA 10-2
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5	CLAUSE 3 – PRICE

Subclause 3.3 of the Agreement is deleted in its entirety and replaced with Subclause 3.3 attached hereto as Appendix 2.

6	CLAUSE 5 – PAYMENT TERMS

6.1	Subclause 5.4 of the Agreement is deleted in its entirety and replaced as follows:

“5.4	Payment of Other Amounts

5.4.1	[***]

5.4.2	[***]

6.2	Subclause 5.5 of the Agreement is deleted in its entirety and replaced as follows:

“5.5	Overdue Payments

If any payment due the Seller is not received by the Seller on the date or dates as agreed upon between the Buyer and the Seller, the Seller shall have the right to claim from the Buyer, and the Buyer shall promptly pay to the Seller, upon receipt of such claim, interest (on the basis of a 365 day year) at a rate per annum equal to [***]. The Seller’s right to receive such interest shall be in addition to any other rights of the Seller hereunder or at law.”

7	CLAUSE 7 – CERTIFICATION

7.1	Subclause 7.3.3 of the Agreement is deleted in its entirety and replaced with the following:

[***]

7.2	A new Subclause 7.5 is added to the Agreement as follows:

“7.5    [***]

[***]

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PRIVILEGED AND CONFIDENTIAL        LA 10-3
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8	CLAUSE 8 – THE BUYER’S ACCEPTANCE

8.1	Subclause 8.1.2 of the Agreement is deleted in its entirety and replaced with the following:

[***]

8.2	Subclause 8.2 of the Agreement is deleted in its entirety and replaced with the following:

“8.2    Use of Aircraft

The Seller shall be entitled to use any Aircraft prior to its Delivery to the Buyer:

(i)	[***]

(ii)	[***]

(iii)	[***]

[***]

9	CLAUSE 9 - DELIVERY

Subclause 9.4 of the Agreement is deleted in its entirety and replaced with the following:

“9.4    Flyaway Expenses

[***]

10	CLAUSE 10 – EXCUSABLE DELAY

Clause 10 of the Agreement is deleted in its entirety and replaced with Clause 10 attached hereto as Appendix 3.

11	CLAUSE 11 – INEXCUSABLE DELAY

Clause 11 of the Agreement is deleted in its entirety and replaced with Clause 11 attached hereto as Appendix 4.

CT1301535_LA 10_TO_AMD 9_DAL_A321_A330_EXECUTION
PRIVILEGED AND CONFIDENTIAL        LA 10-4
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

12	CLAUSE 20 – INDEMNIFICATION AND INSURANCE

Clause 20 of the Agreement is deleted in its entirety and replaced with Clause 20 attached hereto as Appendix 5.

13	CLAUSE 21 – TERMINATION FOR CERTAIN EVENTS

Clause 21 of the Agreement is deleted in its entirety and replaced with Clause 21 attached hereto as Appendix 6.

14	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

15	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Subclause 22.7 of the Agreement.

16	COUNTERPARTS

This Letter Agreement No. 10 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1301535_LA 10_TO_AMD 9_DAL_A321_A330_EXECUTION
PRIVILEGED AND CONFIDENTIAL        LA 10-5
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Title: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/Gregory A. May
Title:    Senior Vice President

CT1301535_LA 10_TO_AMD 9_DAL_A321_A330_EXECUTION
PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

APPENDIX 1

2.2    Specification Amendment

The parties understand and agree that the Specification may be further amended following signature of the Agreement in accordance with the terms of this Subclause 2.2.

2.2.1    Specification Change Notice

The Specification may be amended by written agreement between the parties substantially in the form set out in Exhibit B-1 (each, a “Specification Change Notice” or “SCN”). Each SCN shall set forth the particular Aircraft that would be affected by the SCN as well as, in detail, the particular changes to be made in the Specification, any materials to be deleted from the Aircraft by the Seller in connection with such SCN, and the effect, if any, of such changes on design, performance, weight, balance, Scheduled Delivery Quarter or Scheduled Delivery Month (as applicable), Buyer Furnished Equipment and price of each Aircraft affected thereby and interchangeability or replaceability of parts.

2.2.2    Requests and Approvals

2.2.2.1
In the event that the Buyer requests a change to the Specification, the Seller shall issue a request for change substantially in the form set out in Exhibit B-3 (“RFC”) and carry out a feasibility study of such change. If the Seller determines that such RFC is feasible to incorporate, the Seller shall produce an SCN and submit such SCN to the Buyer for the Buyer’s approval. If such SCN is rejected by the Buyer, such RFC and proposed SCN shall be cancelled without charge to the Buyer.

2.2.2.2
In the event that the Buyer requests the Seller in writing to incorporate a proposed change (excluding Development Changes) in an Aircraft and the Seller agrees to such request but the change is not subsequently made the subject of an SCN for any reason (other than the Seller’s unreasonable refusal to sign the SCN or otherwise acting in bad faith), [***] and incurred by the Seller, provided that in the event the Seller’s reasonable estimate of the cost of developing such proposed change [***] after the Seller’s receipt of the Buyer’s request to incorporate a proposed change and secured the Buyer’s agreement prior to incurring any such costs.

2.2.3    Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with the Agreement (“Development Changes”), as set forth in this Subclause 2.2.3.

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APPENDIX 1

2.2.3.1    Manufacturer Specification Change Notices

The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the form set out in Exhibit B-2 hereto, or by such other means as may be deemed appropriate, and shall set forth the particular Aircraft that are affected by the MSCN as well as, in detail, the particular changes to be made in the Specification, any materials to be deleted from the Aircraft by the Seller in connection with such SCN, and the effect, if any, of such changes on design, performance, weight, balance, Scheduled Delivery Quarter or Scheduled Delivery Month (as applicable), Buyer Furnished Equipment and price of each Aircraft affected thereby and interchangeability or replaceability of parts.

Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished; provided however, if the Buyer rejects an MSCN, neither the Specification nor the Base Price of the Aircraft shall change.

For the purposes of Subclause 2.2.3.1, the term “equipment obsolescence” refers to equipment which is no longer manufactured or available commercially.

2.2.3.2
In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, such revision shall be performed by the Seller without the Buyer’s consent. In such cases, the Buyer shall have access to the details of such changes through the relevant application in AirbusWorld.

2.2.3.3
The Seller is considering turning certain items, which are currently BFE in the Specification, into Seller Furnished Equipment. If such BFE becomes Seller Furnished Equipment, it shall be excluded from the provisions of Subclauses 2.2.3.1 and 2.2.3.2 above and be chargeable to the Buyer, however, the price of such Seller Furnished Equipment shall not exceed the price of such BFE.

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APPENDIX 2

3.3    Taxes, Duties, and Imposts

3.3.1	The Seller shall bear and pay the amount of [***].

3.3.2	The Buyer shall bear and pay the amount of [***].

3.3.3	The Seller shall [***].

3.3.4	It is expressly understood and agreed that [***].

3.3.5	It is expressly understood and agreed that [***].

3.3.6	[***]

3.3.7	[***]

3.3.8	[***]

3.3.9	[***]

3.3.10	[***]

3.3.11    Taxes and Disputes

[***]

[***]

[***]

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APPENDIX 3

10    EXCUSABLE DELAY

10.1    Scope

The Seller shall not be responsible for or be deemed to be in default on account of delays in Delivery or failure to deliver or otherwise in the performance of the Agreement or any part hereof [***].

[***]

[***]

[***]

10.2    Unanticipated Delay

In the event that the Delivery of any Aircraft is delayed by reason of an Excusable Delay for a period of more than [***].

10.3    Anticipated Delay

In respect of any Aircraft, the Seller may [***].

10.4    Delivery Date

[***]

10.5    Lost, Destroyed or Damaged Aircraft

In the event that prior to Delivery any Aircraft is lost, destroyed or damaged beyond economic repair, the Seller shall notify the Buyer in writing [***] after such event. Such notice shall specify the earliest date, consistent with the Seller’s other contractual commitments and production capabilities, by which the Seller would be able to deliver a replacement for such Aircraft. [***] In the event of termination of the Agreement as to a particular Aircraft as a result of such loss, destruction or damage the obligations and liabilities of the parties hereunder with respect to such Aircraft shall be discharged. [***]

10.6	[***]

10.7    REMEDIES

THIS CLAUSE 10 AND CERTAIN RELATED PROVISIONS ELSEWHERE IN THIS AGREEMENT SET FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR EXCUSABLE DELAYS IN DELIVERY OR FAILURE TO DELIVER, AND THE BUYER HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD

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APPENDIX 3

OTHERWISE BE ENTITLED IN RESPECT THEREOF. THE BUYER SHALL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 TO THE EXTENT THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED SOLELY BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

10.8    [***]

[***]

(i)	[***]

(ii)	[***]

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APPENDIX 4

11    INEXCUSABLE DELAY

11.1    [***]

[***]

11.2    [***]

[***]

11.3    Written Claim

The Buyer’s right to recover such damages in respect of an Aircraft is conditional upon a claim therefor being submitted in writing to the Seller by the Buyer no later [***] after the date when such Aircraft was scheduled to have been Ready For Delivery.

11.4    [***]

[***]

[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]
[***]

11.5    [***]

[***]

11.6    [***]

[***]

11.7    REMEDIES

THIS CLAUSE 11 AND CERTAIN RELATED PROVISIONS ELSEWHERE IN THIS AGREEMENT SET FORTH THE SOLE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF. THE BUYER SHALL

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APPENDIX 4

NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED SOLELY BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

11.8	[***]

11.9	[***]

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APPENDIX 5

20    INDEMNIFICATION AND INSURANCE

20.1	[***]

20.2	[***]

(A)	[***]

(B)	[***]

20.3	[***]

(A)	[***]

(B)	[***]

20.4
[***] Notice of the claim or suit shall be accompanied by all information pertinent to the matter as is reasonably available to the Indemnified Party and shall be followed by such cooperation by the Indemnified Party as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor.

If the Indemnitor fails or refuses to assume the defense of any claim or suit notified to it under this Clause 20, the Indemnified Party [***].

20.5    Insurance

[***]

(A)	[***]

(B)	[***]

[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

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APPENDIX 6

21    TERMINATION FOR CERTAIN EVENTS

21.1	Any of the following shall be considered a material breach of, [***] (“Material Breach”):

(1)
[***], the Buyer [***] shall commence any case, proceeding or other action with respect [***] the Buyer in any jurisdiction relating to bankruptcy, insolvency, reorganization or relief from debtors or seeking a reorganization, arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and such case, proceeding or action is not dismissed [***].

(2)
An action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for [***]the Buyer for all or substantially all of its assets and such action is not stayed or dismissed [***] or the Buyer makes a general assignment for the benefit of its creditors.

(3)	An action is commenced against [***] the Buyer seeking [***].

(4)	[***]

(5)	[***]

(6)
The Buyer fails to make any [***] Payment required to be made pursuant to the Agreement when such payment comes due or fails to make payment [***] required to be made pursuant to Subclause 5.3 of the Agreement.

(7)	[***]

(8)	[***]

(9)	[***]

(10)	[***]

(11)	[***]

21.2	[***]

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